UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 27, 2011

COSTAR GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-24531	52-2091509
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1331 L Street, NW, Washington, DC	20005
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (202) 346-6500

Not Applicable
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[X] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 27, 2011, CoStar Group, Inc. (“CoStar”) and LoopNet, Inc. (“LoopNet”) issued a joint press release announcing the execution of the Agreement and Plan of Merger, dated as of April 27, 2011, by and among CoStar, Lonestar Acquisition Sub, Inc., a wholly-owned subsidiary of CoStar, and LoopNet.  A copy of the press release is attached as Exhibit 99.1 to this report and is incorporated herein by reference.

Additional Information

This communication is being made in respect of the proposed merger transaction involving CoStar and LoopNet.  In connection with the proposed merger, CoStar will file with the Securities and Exchange Commission (SEC) a registration statement on Form S-4 that will include a proxy statement/prospectus for the stockholders of LoopNet.  LoopNet will mail the final proxy statement/prospectus to its stockholders.  Investors and security holders are urged to read the proxy statement/prospectus regarding the proposed transaction and any other relevant documents carefully in their entirety when they become available because they will contain important information about the proposed transaction. Copies of the proxy statement/prospectus (when available) and other related documents filed by CoStar and LoopNet with the SEC may be obtained, free of charge, at the SEC’s website at www.sec.gov.  Copies of the proxy statement/prospectus and the filings with the SEC that will be incorporated by reference in the proxy statement/prospectus can also be obtained, when available, free of charge, from CoStar’s website, www.costar.com, under the heading “Investors” in the “About Us” tab.  These documents may also be obtained, without charge, from LoopNet’s website, www.LoopNet.com, under the tab “Investor Relations”.

CoStar, LoopNet and their respective directors, executive officers and certain other members of management and employees may be deemed to be participants in the solicitation of proxies from the stockholders of LoopNet in respect of the proposed transaction.  Information regarding the persons who may, under the rules of the SEC, be deemed participants in the solicitation of the stockholders of LoopNet in connection with the proposed transaction will be set forth in the proxy statement/prospectus when it is filed with the SEC.  Information about CoStar’s executive officers and directors is available in CoStar’s definitive proxy statement filed with the SEC on April 27, 2011.  Information about LoopNet’s executive officers and directors is available in LoopNet’s definitive proxy statement filed with the SEC on April 4, 2011.  Free copies of these documents are available from the CoStar and LoopNet’s websites using the contact information above.

Item 9.01.  Financial Statements and Exhibits.

Exhibit No.                                Description

Exhibit 99.1                               Press Release dated April 27, 2011

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COSTAR GROUP, INC.

By:
Date: April 27, 2011	/s/ Brian J. Radecki

Name: Brian J. Radecki
Title: Chief Financial Officer

Exhibit Index

Exhibit No.                                Description

Exhibit 99.1                               Press Release dated April 27, 2011